UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement; Item 1.03. Bankruptcy or Receivership.

On May 30, 2008, Ampex Corporation (the “Company”) and certain of its U.S. subsidiaries filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) their Second Amended Joint Chapter 11 Plan of Reorganization (as amended, the “Plan”), the Disclosure Statement relating to the Plan and a letter agreement dated May 8, 2008 amending the Plan Support Agreement previously filed with the Bankruptcy Court. These amendments relate to administrative and other fees payable to the United States Trustee in the chapter 11 cases and the indenture trustee for the Company’s outstanding senior notes, and the extension of certain deadlines in the chapter 11 proceedings, among other things. Copies of the amended Plan, Disclosure Statement and Plan Support Agreement amendments are attached as exhibits to this report, and are incorporated herein by reference.

Forward-Looking Statements

This report (including the exhibits hereto), may contain predictions, projections and other statements about the future that are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, but are not limited to, those described in the Company’s 2007 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the following: the effects of the Company’s chapter 11 filing on the Company and the interests of its various creditors, equity holders and other constituents; Bankruptcy Court rulings in the chapter 11 case and the outcome of the proceeding in general; the length of time the Company will operate under the chapter 11 proceeding; the risks that the conditions and deadlines for confirmation of the chapter 11 plan of reorganization will be satisfied; increased legal costs related to the chapter 11 case and other litigation; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the Company’s ability to manage costs, maintain adequate liquidity, maintain compliance with debt covenants and continue as a going concern; the risk that the chapter 11 case could be converted into a chapter 7 liquidation; and the risks related to trading in the Company’s common stock, which was delisted from Nasdaq, and which the Company expects will be canceled upon emergence from chapter 11. These forward-looking statements speak only as of the date of this report, and the Company disclaims any obligation or undertaking to update such statements. In assessing forward-looking statements contained in this report, readers are urged to read carefully all such cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated May 30, 2008.

10.2	Disclosure Statement with Respect to Second Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated May 30, 2008.

10.3	Joinder to Plan Support Agreement dated as of March 30, 2008 (“Plan Support Agreement”) among the Company, Hillside Capital Incorporated, Credit Suisse Asset Management LLC and GMAM Investment Funds Trust II, on behalf of which DDJ Capital Management LLC acts as investment manager, executed and delivered by Prudential Investment Management Inc. as of April 28, 2008.

10.4	Letter agreement dated April 25, 2008 amending the Plan Support Agreement.

10.5	Letter agreement dated May 8, 2008 amending Plan Support Agreement.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: June 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1*	Second Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated May 30, 2008

10.2*	Disclosure Statement with Respect to Second Amended Joint Chapter 11 Plan of Reorganization for Ampex Corporation and its Affiliated Debtors, dated May 30, 2008.

10.3*	Joinder to Plan Support Agreement, dated as of March 30, 2008 (“Plan Support Agreement”) among the Company, Hillside Capital Incorporated, Credit Suisse Asset Management LLC and GMAM Investment Funds Trust II, on behalf of which DDJ Capital Management LLC acts as investment manager, executed and delivered by Prudential Investment Management Inc. as of April 28, 2008.

10.4*	Letter Agreement dated April 25, 2008 amending the Plan Support Agreement.

10.5*	Letter Agreement dated May 8, 2008 amending the Plan Support Agreement.

*	Filed herewith.